STANDISH, AYER & WOOD MASTER PORTFOLIO

                                POWER OF ATTORNEY

      I, the undersigned trustee of the Standish, Ayer & Wood Master Portfolio, a New York trust (the "Portfolio Trust"), do hereby revoke all prior appointments and constitute and appoint Beverly E. Banfield, Scott B. Simonds, Edward H. Ladd, Thomas P. Sorbo and Richard S. Wood, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in my capacity as trustee of the Portfolio Trust, (i) any Registration Statement on Form N-1A, Form N-14 or any other applicable registration form and any and all amendments thereto filed by the Portfolio Trust under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended (where applicable), with respect to the offering of its shares of beneficial interest,
(ii) any Registration Statement on Form N-1A or any other applicable registration form and any and all amendments thereto filed by the Standish, Ayer & Wood Investment Trust with respect to any series thereof which invests substantially all of its investable assets in corresponding series of the Portfolio Trust (each, a "Feeder Fund" and collectively, the "Feeder Funds") under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended (where applicable), with respect to the offering of each of the Feeder Fund's shares of beneficial interest (iii) any application, notice or other filings with the Securities and Exchange Commission with respect to the Portfolio Trust, and (iv) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Portfolio Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (where applicable), and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement. This power of attorney shall be revoked solely with respect to any of the persons named as attorneys-in-fact above at such time as that person no longer serves as an officer or trustee of the Portfolio Trust.

      IN WITNESS WHEREOF, I have hereunder set my hand on this 23 day of January 2003.


/s/ Samuel C. Fleming                       /s/ Benjamin M. Friedman
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Samuel C. Fleming                           Benjamin M. Friedman

/s/ John H. Hewitt                          /s/ Caleb Loring III
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John H. Hewitt                              Caleb Loring III

/s/ Richard S. Wood
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Richard S. Wood